SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A-2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 27, 2004

August Technology Corporation

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer Identification Number)

4900 West 78th Street Bloomington, MN	55435
(Address of Principal Executive Offices)	(Zip Code)

952-820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The registrant hereby amends Item 9.01 of its Current Report on Form 8-K dated July 27, 2004 as set forth below:

Item 9.01.              Financial Statements and Exhibits.

(a)          Financial statements of the businesses acquired:

Attached hereto as Exhibit 99.2 are the audited statements of assets acquired and liabilities assumed of the data management software division of Inspex Inc. (named the “DMSVisionTM Division” for purposes of Exhibit 99.2, Exhibit 99.3, and Exhibit 23.1) as of September 30, 2003 and 2002, and the related statements of sales, cost of sales, and direct operating expenses for the years then ended, and the unaudited statement of assets acquired and liabilities assumed as of June 30, 2004, and the related unaudited statements of sales, cost of sales, and direct operating expenses for the nine month periods ended June 30, 2004 and 2003.

(b)   Pro forma financial information:

Attached hereto as Exhibit 99.3 are the unaudited pro forma condensed combined financial statements including the statements of operations for the fiscal year ended December 31, 2003 and the six month period ended June 30, 2004, and the balance sheet as of June 30, 2004.

(c)   Exhibits:

See Exhibit Index on page following Signatures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

AUGUST TECHNOLOGY CORPORATION

	By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K/A-2

Date of Report:	Commission File No.:
July 27, 2004	000-30637

EXHIBIT NO.	ITEM

2.1*

Asset Purchase Agreement with Inspex, Inc. dated June 23, 2004.  Upon request of the Commission, the Registrant agrees to furnish a copy of any of the exhibits and schedules to the Asset Purchase Agreement identified therein.

23.1	Consent of WithumSmith+Brown

99.1*	Press release dated July 28, 2004.

99.2

Audited statements of assets acquired and liabilities assumed of the data management software division of Inspex Inc. (named the “DMSVisionTM Division” for purposes of Exhibit 99.2, Exhibit 99.3, and Exhibit 23.1) as of September 30, 2003 and 2002, and the related statements of sales, cost of sales, and direct operating expenses for the years then ended, and the unaudited statement of assets acquired and liabilities assumed as of June 30, 2004, and the related unaudited statements of sales, cost of sales, and direct operating expenses for the nine month periods ended June 30, 2004 and 2003.

99.3

Unaudited pro forma condensed combined financial statements including the statements of operations for the fiscal year ended December 31, 2003 and the six month period ended June 30, 2004, and the balance sheet as of June 30, 2004.

* Filed with the original Form 8-K dated July 27, 2004.